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                                                                      EXHIBIT 99



[LOGO] ARISTAR

1998 Strategic Plan

Craig Chapman
July 1998


Slide One




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[LOGO] ARISTAR

Operating Guidelines

To become a premier financial services company that provides a superior return to its shareholders by:

*       Focusing on our high margin growth businesses

*       Becoming the low cost producer

*       Having ownership in everything we do

*       Superior execution


Slide Two



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[LOGO] ARISTAR

Measures of Success

                                                 WMI                 ARISTAR
                                                 ---                 -------
*         ROE                                 > 18.0%                > 18.0%
*         EPS Growth                            15.0%                  15.0%
*         Efficiency Ratio                    < 50.0%                  40.0%
*         NPA/Total Assets                     < 1.0%                   n.a.
*         Net Charge-Off                         n.a.                   2.8%


Slide Three



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[LOGO] ARISTAR

Best in Class Comparison

                                      Best in                      Multi-Year Average                  1997                Aristar
                                     Class '97                        Best in Class                   Aristar              Target
                                     ---------                        -------------                   -------              ------
ROE                              16.60% *(22.25%)                   20.02% *(27.62%)                  12.03%                18.0%

ROA                                    3.15%                         3.02% *(3.73%)                    1.96%                3.0%

Efficiency Ratio                      42.25%                             43.09%                       48.01%                40.0%

Net Charge Off                         2.34%                              1.74%                        3.00%                2.8%

*Excludes Norwest due to third party servicing income


Slide Four



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[LOGO] ARISTAR

Sub-Prime/Consumer Finance Market Environment

*       A- through C customers

*       Market growing at 16-20%

*       Consolidations of both large and small firms

*       Smaller players have limited access to capital


Slide Five



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[LOGO] ARISTAR

Sub-Prime/Consumer Finance Market Environment (continued)

*       Non-traditional entrants; Fannie Mae, Freddie Mac and Banks

*       Pressure on margins due to competition

*       Regulatory pressure on predatory sales practices


Slide Six



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[LOGO] ARISTAR

Competitive Advantages

*       "The Franchise" - Customer Relationship

*       Number one position in small to mid-size markets

*       Speed of service

*       Flexibility of packaging


Slide Seven



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[LOGO] ARISTAR

Strategy


*       Build a national "Franchise"

*       Grow the receivable base at or above market averages

*       Diversify distribution beyond retail branch network

*       Pursue acquisitions


Slide Eight



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[LOGO] ARISTAR

Strategy (continued)

*       Institute a sales culture

*       Become the low-cost producer

*       Develop credit risk capabilities


Slide Nine



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[LOGO] ARISTAR

Strategy - Grow the Business

*       Exploit existing customer base by;

        -        focusing on core products

        -        up-selling and cross-selling

*       Reinforce our dominant position in small to mid-size markets

*       Rationalize branch network

*       Expand branch network to new markets


Slide 10



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[LOGO] ARISTAR

Strategy - Grow the Business (continued)

*       WAMU turndowns, cross-sells and checking customers

*       Eliminate unprofitable ancillary products

*       Develop segmentation and target marketing capabilities

*       Manage business mix

*       Take on our competition in primary markets


Slide Eleven



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[LOGO] ARISTAR

Map of United States showing states in which offices of Aristar, Inc., and its subsidiaries are located.

Aristar locations - Oregon, Idaho, California, Utah, Colorado, New Mexico, Kansas, Oklahoma, Texas, Louisiana, Mississippi, Alabama, Georgia, Florida, South Carolina, North Carolina, Tennessee, Kentucky, Illinois, Virginia, West Virginia, Pennsylvania, New Jersey Delaware and Maryland.


Slide Twelve



                                      -12-
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[LOGO] ARISTAR

Diversification Opportunities

* Acquire customers through Washington Mutual in both branch and mortgage business

*       Wholesale and retail sub-prime

*       Strategic Alliances

* Re-position Visa to centrally acquire new sub-prime customers (low income/good credit)

*       New customer acquisitions via direct mail and telemarketing


Slide Thirteen



                                      -13-
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[LOGO] ARISTAR

Strategy - Sales Culture

*       Focus on sales:

        - Establish individual sales quotas by product

*       Upgrade sales personnel

*       Re-design compensation plan

*       Lead management system

*       Remove non-sales activities


Slide Fourteen



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[LOGO] ARISTAR

Strategy - Low Cost Producer

*       Centralize Backroom -
        Legal, bankrupts, payments, 120+ and BD recoveries

*       Centralize sales finance processing

*       Eliminate unprofitable ancillary products

*       Reduce non-earning assets


Slide Fifteen



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[LOGO] ARISTAR

Strategy - Low Cost Producer (continued)

* Rationalize process flows and implement productivity standards and capacity models

*       Examine corporate structure

*       Match assets to legal entity


Slide Sixteen



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[LOGO] ARISTAR

Strategy - Develop Credit Risk Capabilities

*       New application scoring

*       Adaptive control system

*       Automated application processing

*       Integrate with Washington Mutual


Slide Seventeen



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[LOGO] ARISTAR

Loans Receivable at quarter-end (dollars in millions)

                                                                                                                       YTD 98
                                        6/30/98                    3/31/98                  12/31/97                   Change
Real Estate                               1,039                        996                       971                      68
Personal Loans                            1,005                        989                     1,015                     (10)
Sales Finance                               275                        287                       323                     (48)
                                        -------------------------------------------------------------------------------------

Total Loans                              2,319                      2,272                     2,309                       10

Reserve for loan losses                    (76)                       (74)                      (74)                      (2)
                                        -------------------------------------------------------------------------------------

Total Loans net of Reserves               2,243                      2,198                     2,235                        8
                                        =====================================================================================


Slide Eighteen



                                      -18-
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[LOGO] ARISTAR

Income Statement (dollars in millions)

                                                                                              YTD                      YTD
                                                                                              ---                      ---

                                       Q2'98                      Q2'97                   6/30/98                  6/30/97
                                       -----                      -----                   -------                  -------
Net Interest Income                     68.0                       61.4                     134.9                    122.3
Other Income                             5.7                        7.0                      12.3                     13.1
                                       -----------------------------------------------------------------------------------

  Net Margin                            73.7                       68.4                     147.2                    135.4

Provision for loan losses               18.3                       15.6                      36.3                     31.0
G & A Expense                           32.9                       31.2                      66.9                     64.8
                                       -----------------------------------------------------------------------------------

Net Income before taxes                 22.5                       21.6                      44.0                     39.6
Provision for income taxes               8.9                        8.5                      17.4                     15.6
                                       -----------------------------------------------------------------------------------

  Net Income                            13.6                       13.1                      26.6                     24.0
                                       ===================================================================================


Slide Nineteen



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[LOGO] ARISTAR

Income Statement (as a percentage of average assets)

                                                                                          YTD                      YTD
                                                                                          ---                      ---

                                   Q2'98                      Q2'97                   6/30/98                  6/30/97
                                   -----                      -----                   -------                  -------
Net Interest Income                10.80                      10.51                     10.74                    11.16
Other Income                        0.92                       1.20                      0.98                     1.19
                                   -----------------------------------------------------------------------------------

  Net Margin                       11.72                      11.71                     11.71                    12.35

Provision for loan losses           2.91                       2.67                      2.89                     2.83
G & A Expense                       5.23                       5.34                      5.32                     5.91
                                   -----------------------------------------------------------------------------------

Net Income before taxes             3.58                       3.70                      3.50                     3.61
Provision for income taxes          1.41                       1.46                      1.39                     1.42
                                   -----------------------------------------------------------------------------------

  Net Income                        2.17                       2.24                      2.12                     2.19
                                   ===================================================================================


Slide Twenty



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[LOGO] ARISTAR

60+ days Delinquencies as a % of Receivables, as determined on the last day of each month.

                                     (Graph)


Dec. '96                                                               2.56%
Jan. '97                                                               2.55%
Feb. '97                                                               2.57%
Mar. '97                                                               2.55%
April '97                                                              2.53%
May '97                                                                2.53%
Jun. '97                                                               2.55%
Jul. '97                                                               2.54%
Aug. '97                                                               2.59%
Sep. '97                                                               2.69%
Oct. '97                                                               2.65%
Nov. '97                                                               2.73%
Dec. '97                                                               2.73%
Jan. '98                                                               2.76%
Feb. '98                                                               2.74%
Mar. '98                                                               2.63%
Apr. '98                                                               2.64%
May '98                                                                2.66%
Jun. '98                                                               2.68%


Slide Twenty-one



                                      -21-
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[LOGO] ARISTAR

Net Charge-offs as a % of Receivables, as determined on the last day of each month.

                                     (Graph)
       (Includes recovery of $700,000 on sale of Charged off receivables)


Dec. '96                                                               0.75%
Jan. '96                                                               0.82%
Feb. '96                                                               0.82%
Mar. '97                                                               0.86%
Apr. '97                                                               0.85%
May  '97                                                               0.85%
Jun. '97                                                               0.84%
Jul. '97                                                               0.84%
Aug. '97                                                               0.87%
Sep. '97                                                               0.88%
Oct. '97                                                               0.88%
Nov. '97                                                               0.91%
Dec. '97                                                               0.97%
Jan. '98                                                               0.91%
Feb. '98                                                               0.92%
Mar. '98                                                               0.93%
Apr. '98                                                               0.96%
May  '98                                                               0.78%
Jun. '98                                                               0.88%


Slide Twenty-one



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